DIAMOND HILL FUNDS

Diamond Hill Small Cap Fund

Diamond Hill Small-Mid Cap Fund

Diamond Hill Mid Cap Fund

Diamond Hill Large Cap Fund

Diamond Hill Select Fund

Diamond Hill Long-Short Fund

Diamond Hill Research Opportunities Fund

Diamond Hill Financial Long-Short Fund

Diamond Hill Corporate Credit Fund

Diamond Hill High Yield Fund

(Each a Fund or Series of Diamond Hill Funds)

Supplement Dated August 1, 2016 to

Statement of Additional Information Dated February 28, 2016

Effective August 1, 2016, Diamond Hill Capital Management, Inc., the Administrator for the Funds reduced its administrative service fee from an annual rate of 0.20% to 0.19% of each Fund’s average daily net assets of Class I Shares and from 0.10% to 0.09% of each Fund’s average daily net assets of Class Y Shares. Accordingly, the Statement of Additional Information is revised as follows:

On page 34, the first two sentences in the second full paragraph under the section entitled “The Investment Adviser,” are deleted in their entirety and replaced with the following:

Pursuant to the Administration Agreement, effective August 1, 2016, the Administrator receives a fee, which is paid monthly at an annual rate of 0.24% of each Fund’s average daily net assets of Class A and Class C Shares, 0.19% of each Fund’s average daily net assets of Class I Shares, and 0.09% of the average daily net assets of Class Y Shares. Previously, effective January 1, 2016, the Administrator received a fee at an annual rate of 0.24% of each Fund’s average daily net assets of Class A and Class C Shares, 0.20% of each Fund’s average daily net assets of Class I Shares, and 0.10% of the average daily net assets of Class Y Shares.

On July 11, 2016, the Funds filed a Notification of Election with the Securities and Exchange Commission that they will pay in cash all redemptions by a shareholder of record as provided by Rule 18f-1 under the Investment Company Act of 1940, as amended. Accordingly, the Statement of Additional Information is revised as follows:

On page 32, the third paragraph under the “Additional Purchase and Redemption Information” section is deleted in its entirety and replaced with the following:

Generally, all redemptions will be for cash. However, if during any 90-day period you redeem shares in an amount greater than the lesser of $250,000 or 1% of a fund’s net assets, the Funds reserve the right to pay part or all of your redemption proceeds above such threshold in readily marketable securities instead of cash in accordance with procedures approved by the Fund’s Board of Trustees. Readily marketable securities may include illiquid securities. You may experience a delay in converting illiquid securities to cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive securities when redeeming your account, the securities will be subject to market fluctuation and you may incur tax and transaction costs if the securities are sold.

Effective July 31, 2016, BHIL Distributors, LLC (“BHIL LLC”) was approved as the new underwriter at a meeting of the Board of Trustees of the Funds held on May 26, 2016, taking the place of the predecessor firm, BHIL Distributors, Inc. In connection with this change, the first sentence under the Distributor section on page 59 is deleted in its entirety and replaced with the following:

BHIL Distributors, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101 (the “Distributor”), is the Trust’s principal underwriter and exclusive agent for distribution of the Funds’ shares.

Effective August 19, 2016, Ultimus Fund Solutions, LLC will replace Citi Fund Services Ohio, Inc. as the Funds’ sub-accounting agent and SunGard Investor Services LLC as the Funds’ sub-transfer agent. Accordingly, the Statement of Additional Information is revised as follows:

On the front cover of the Statement of Additional Information, the second sentence is deleted in its entirety and replaced with the following:

A free copy of the Prospectus or the Annual Report can be obtained by writing the Transfer Agent at P.O. Box 46707, Cincinnati, OH 45246 or by calling 1-888-226-5595.

On page 59, the paragraph under the “Sub-Fund Accounting Agent and Sub-Transfer Agent” section is deleted in its entirety and replaced with the following:

Pursuant to a Master Services Agreement entered into between Ultimus Fund Solutions, LLC (“Ultimus”) and the Adviser, Ultimus acts as the Funds’ sub-fund accounting agent and, in such capacity, maintains the books and records of the Funds, calculates the net asset value per share of each class, calculates investment performance and prepares all financial statements and regulatory filings. Pursuant to the Master Services Agreement Ultimus also acts as the Funds sub-transfer agent and, in such capacity, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. Fees of Ultimus under the Master Services Agreement are paid by the Adviser pursuant to the Administration Agreement.

The Funds allow investment in shares of other investment companies, including other Funds. Accordingly, the Statement of Additional Information is revised as follows:

On page 11, the first paragraph under “J. Investment Company Securities” under the “Additional Information about Fund Investments and Risk Considerations” main section is deleted in its entirety and replaced with the following:

A Fund may invest in securities issued by other investment companies, including another Diamond Hill Fund. Such securities will be acquired by a Fund to the extent permitted by the 1940 Act and consistent with its investment objective and strategies. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including management fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. To the extent a Fund invests in an underlying Diamond Hill Fund, because the Adviser provides services to and receives fees from the underlying fund, a Fund’s investment in the underlying fund benefits the Adviser. In addition, the Fund may hold a significant percentage of the shares of the underlying fund. As a result, the Fund’s investment in an underlying fund may create a conflict of interest. To the extent a Fund invests in an underlying Diamond Hill Fund, the Adviser has voluntarily agreed to waive the Fund’s fees in the pro rata amount of the management fee charged by the underlying Diamond Hill Fund.

On page 42, the retirement date for Peter Sundman in the “Trustees” table is changed from 2013 to 2012.

This Supplement and the prospectus dated February 28, 2016, and Statement of Additional Information dated February 28, 2016, provide the information a prospective investor ought to know before investing and should be retained for future reference.